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                                                                   EXHIBIT 23.1


                              CONSENT OF LEGAL COUNSEL

We hereby consent to the use of our name in the Form S-8 registration statement of Power Technology, Inc.

Oklahoma City, Oklahoma                STEPHEN A. ZRENDA, JR., P.C.
May 18, 2000


                                       By: /s/ Stephen A. Zrenda, Jr.
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                                               Stephen A. Zrenda, Jr.